SHARE-BASED PAYMENTS - Share option plan black-scholes option pricing model (Details) - Share option	12 Months Ended
Dec. 31, 2022 CAD ($) $ / shares
Weighted average assumptions used in computing the fair value of stock options granted
Weighted average share price (C$) | $ / shares	$ 7.01
Expected dividend yield	2.80%
Expected volatility	36.30%
Risk-free interest rate	2.50%
Expected option life (in years)	1 year
Weighted average fair value per stock option granted (C$) | $	$ 5.09